Exhibit 99.8

COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-10HE

ABS New Transaction

Computational Materials

$[263,580,000] (approximate)

Offered Certificates

Terwin Mortgage Trust

Asset-Backed Certificates, Series TMTS 2005-10HE

Specialized Loan Servicing, LLC

Servicer

JPMorgan Chase Bank, National Association

Servicing Administrator, Backup Servicer and Securities Administrator

U.S. Bank National Association

Trustee

May [4], 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-10HE

The attached tables and other statistical analyses (the “Computational Materials”) are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

FICO & Documentation

FICO Score	Full Doc	Alt	Redueed	Stated	No Ratio	No Doc	All Docs	WAC	Avg Prin Bal	Current LTV
(50 increment)
Not Available
451 to 500	2.38%	0.00%	0.00%	0.90%	0.00%	0.00%	3.28%	8.674%	188,065.16	75.99%
501 to 550	11.07%	0.00%	1.40%	2.05%	0.00%	0.31%	14.82%	8.545%	78,025.87	74.44%
551 to 600	13.64%	0.00%	1.64%	5.17%	0.00%	0.56%	21.01%	7.537%	89,380.79	76.95%
601 to 650	12.63%	0.00%	5.39%	4.99%	0.09%	0.54%	23.63%	6.922%	108,773.98	80.22%
651 to 700	11.31%	0.00%	3.96%	4.52%	0.97%	0.22%	21.00%	6.712%	141,936.85	78.17%
701 to 750	7.24%	0.00%	1.91%	2.16%	0.80%	0.69%	12.80%	6.525%	165,043.44	78.08%
751 to 800	2.15%	0.00%	0.38%	0.76%	0.10%	0.00%	3.39%	6.414%	121,284.49	74.37%
801 to 850	0.07%	0.00%	0.00%	0.00%	0.00%	0.00%	0.07%	6.494%	71,179.35	86.28%

Total	60.49%	0.00%	14.68%	20.55%	1.96%	2.31%	100.00%	7.237%	109,391.52	77.64%

LTV & FICO

Current LTV	FICO <500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Avg Prin Bal	WAC	Gross Margin	Reduced Doc	Stated Doc
(10 increment)
0.01 to 10.00	0.00%	0.00%	0.01%	0.00%	0.01%	0.00%	0.00%	0.00%	0.02%	32,483.81	8.355	—	0.000%	0.000%
10.01 to 20.00	0.00%	0.11%	0.02%	0.24%	0.01%	0.02%	0.01%	0.00%	0.39%	69,743.82	7.001	4.844	44.700%	18.870%
20.01 to 30.00	0.02%	0.14%	0.22%	0.11%	0.17%	0.04%	0.03%	0.00%	0.73%	69,783.97	6.965	5.706	7.520%	13.630%
30.01 to 40.00	0.00%	0.21%	0.35%	0.17%	0.05%	0.12%	0.01%	0.00%	0.92%	64,872.48	7.287	6.026	3.22%	30.87%
40.01 to 50.00	0.06%	0.47%	0.33%	0.34%	0.45%	0.30%	0.32%	0.00%	2.27%	97,472.16	6.702	4.596	12.35%	26.87%
50.01 to 60.00	0.12%	0.77%	1.64%	0.91%	1.04%	0.49%	0.16%	0.00%	5.12%	129,732.87	6.643	5.252	14.03%	12.44%
60.01 to 70.00	0.95%	2.60%	2.98%	2.35%	2.10%	0.52%	0.38%	0.00%	11.89%	121,342.20	7.082	5.504	22.31%	13.70%
70.01 to 80.00	1.19%	6.60%	5.85%	8.09%	11.68%	8.34%	1.74%	0.02%	43.49%	146,850.98	6.966	5.027	17.63%	16.59%
80.01 to 90.00	0.95%	3.91%	8.60%	9.12%	4.41%	2.50%	0.67%	0.04%	30.18%	82,945.29	7.743	5.996	9.02%	29.02%
90.01 to 100.00	0.00%	0.02%	1.01%	2.31%	1.08%	0.47%	0.07%	0.02%	4.98%	79,805.25	7.801	6.054	7.67%	24.97%

Total	3.28%	14.82%	21.01%	23.63%	21.00%	12.80%	3.39%	0.07%	100.00%	109,391.52	7.237	5.468	14.68%	20.55%

Prin Balance & FICO

Prin Balance	FICO <=500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin	Reduced Doc	Stated Doc
(50,000 increments)
1 to 50,000	0.06%	1.59%	1.63%	1.08%	0.60%	0.20%	0.10%	0.00%	5.26%	64.85%	8.115	5.983	5.98%	23.59%
50,001 to 100,000	0.10%	7.03%	8.89%	7.98%	4.32%	1.95%	0.92%	0.03%	31.23%	82.17%	8.277	5.918	5.33%	30.76%
100,001 to 150,000	0.58%	1.26%	1.13%	1.16%	1.26%	1.16%	0.50%	0.04%	7.09%	74.69%	7.313	5.563	11.81%	15.95%
150,001 to 200,000	0.60%	1.41%	1.73%	1.28%	1.69%	1.45%	0.48%	0.00%	8.64%	73.72%	7.109	5.648	17.17%	16.54%
200,001 to 250,000	0.35%	1.14%	1.40%	2.60%	2.47%	1.06%	0.08%	0.00%	9.09%	76.64%	6.819	5.391	23.88%	13.07%
250,001 to 300,000	0.81%	1.19%	1.85%	2.54%	1.74%	1.18%	0.20%	0.00%	9.51%	76.16%	6.687	5.508	17.41%	15.41%
300,001 to 350,000	0.10%	0.53%	1.09%	1.20%	2.14%	1.16%	0.11%	0.00%	6.33%	78.65%	6.647	5.249	16.99%	23.75%
350,001 to 400,000	0.49%	0.12%	1.35%	1.86%	2.23%	0.86%	0.12%	0.00%	7.04%	78.22%	6.359	5.271	19.43%	17.47%
400,001 to 450,000	0.00%	0.41%	0.99%	0.97%	0.70%	1.53%	0.29%	0.00%	4.89%	78.53%	6.297	5.080	25.39%	14.49%
450,001 to 500,000	0.00%	0.15%	0.15%	1.10%	0.79%	0.95%	0.16%	0.00%	3.30%	74.71%	5.915	4.602	14.09%	14.47%
500,001 to 550,000	0.17%	0.00%	0.17%	0.69%	0.34%	0.17%	0.00%	0.00%	1.55%	80.88%	5.868	5.223	21.78%	11.19%
550,001 to 600,000	0.00%	0.00%	0.38%	0.57%	0.94%	0.37%	0.00%	0.00%	2.26%	78.65%	5.934	5.375	33.39%	8.14%
600,001 to 650,000	0.00%	0.00%	0.00%	0.61%	0.63%	0.21%	0.43%	0.00%	1.88%	76.44%	5.960	3.796	56.35%	11.35%
650,001 to 700,000	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	—	—	0.00%	0.00%
700,001 to 750,000	0.00%	0.00%	0.23%	0.00%	0.00%	0.24%	0.00%	0.00%	0.47%	67.94%	5.102	5.371	0.00%	0.00%
750,001 to 800,000	0.00%	0.00%	0.00%	0.00%	0.26%	0.00%	0.00%	0.00%	0.26%	80.00%	6.630	3.250	100.00%	0.00%
800,001 to 850,000	0.00%	0.00%	0.00%	0.00%	0.27%	0.00%	0.00%	0.00%	0.27%	89.72%	7.200	5.950	0.00%	0.00%
850,001 to 900,000	0.00%	0.00%	0.00%	0.00%	0.29%	0.00%	0.00%	0.00%	0.29%	80.00%	6.500	2.750	0.00%	0.00%
900,001 to 950,000	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	—	—	0.00%	0.00%
950,001 to 1,000,000	0.00%	0.00%	0.00%	0.00%	0.33%	0.32%	0.00%	0.00%	0.64%	67.50%	7.556	3.362	0.00%	0.00%
>1,000,000.00	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	—	—	0.00%	0.00%

Total	3.28%	14.82%	21.01%	23.63%	21.00%	12.80%	3.39%	0.07%	100.00%	77.64%	7.237	5.468	14.68%	20.55%

Prepayment Penalty & FICO

Prepayment Penalty Term	<=500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin	Avg Prin Bal	Reduced Doc	Stated Doc
(whatever increments)
0	0.02%	5.47%	6.13%	7.04%	7.90%	5.47%	1.64%	0.00%	33.67%	76.01%	7.3658	4.8868	119,251.54	22.79%	16.90%
12	0.15%	0.28%	0.18%	0.45%	0.83%	0.63%	0.14%	0.02%	2.67%	79.93%	7.2749	5.4236	137,743.52	9.44%	37.99%
24	2.83%	4.89%	7.06%	6.83%	5.66%	2.50%	0.56%	0.00%	30.34%	79.61%	7.5997	5.8738	106,693.67	8.33%	26.05%
36	0.28%	4.19%	7.63%	9.19%	5.96%	3.85%	0.93%	0.05%	32.08%	77.42%	6.7783	5.5712	99,588.69	12.32%	18.33%
60	0.00%	0.00%	0.00%	0.12%	0.65%	0.35%	0.11%	0.00%	1.24%	74.27%	6.6270	2.9185	209,274.78	22.33%	5.01%

Total	3.28%	14.82%	21.01%	23.63%	21.00%	12.80%	3.39%	0.07%	100.00%	77.64%	7.2367	5.4676	109,391.52	14.68%	20.55%

Mortg Rates & FICO

Mortg Rates	FICO <=500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	total	Current LTV	WAC	Gross Margin	Avg Prin Bal	Reduced Doc	Stated Doc
(50 bps increment)
4.501 to 5.000	0.00%	0.37%	2.72%	3.92%	2.44%	0.57%	0.12%	0.00%	10.14%	76.40%	4.891	5.8756	296,596.80	16.22%	1.20%
5.001 to 5.500	0.00%	0.09%	1.33%	3.02%	3.11%	2.73%	0.91%	0.04%	11.23%	73.40%	5.227	5.2391	256,870.15	15.26%	2.66%
5.501 to 6.000	0.00%	0.00%	0.54%	0.54%	1.49%	2.18%	0.49%	0.00%	5.24%	71.47%	5.862	3.5600	206,974.76	20.94%	4.31%
6.001 to 6.500	0.00%	0.09%	0.76%	1.53%	2.60%	1.15%	0.34%	0.02%	6.49%	73.30%	6.349	3.8108	155,484.89	27.08%	10.26%
6.501 to 7.000	0.00%	0.33%	1.76%	2.95%	2.38%	1.91%	0.49%	0.00%	9.83%	74.98%	6.807	4.4938	124,049.03	22.49%	21.86%
7.001 to 7.500	0.20%	0.92%	2.07%	2.63%	3.13%	1.71%	0.44%	0.00%	11.10%	78.28%	7.303	5.1065	114,423.42	15.58%	16.05%
7.501 to 8.000	0.76%	2.62%	3.51%	2.86%	2.86%	1.38%	0.30%	0.00%	14.30%	79.84%	7.804	5.7370	91,941.28	14.82%	21.98%
8.001 to 8.500	0.99%	2.95%	2.15%	2.38%	1.40%	0.68%	0.19%	0.00%	10.75%	81.21%	8.287	6.1650	77,685.22	8.86%	34.38%
8.501 to 9.000	0.51%	3.06%	2.36%	2.15%	0.81%	0.31%	0.07%	0.00%	9.28%	82.09%	8.788	6.1965	72,956.32	5.85%	36.93%
9.001 to 9.500	0.26%	1.89%	1.75%	0.91%	0.59%	0.12%	0.02%	0.02%	5.56%	82.67%	9.278	6.2974	66,649.04	3.90%	48.46%
9.501 to 10.000	0.33%	1.34%	1.29%	0.61%	0.14%	0.05%	0.02%	0.00%	3.78%	80.71%	9.765	6.3733	69,635.10	10.62%	45.30%
10.001 to 10.500	0.08%	0.40%	0.41%	0.05%	0.00%	0.00%	0.00%	0.00%	0.94%	75.54%	10.247	6.5890	68,107.92	13.17%	31.86%
10.501 to 11.000	0.09%	0.51%	0.24%	0.03%	0.02%	0.00%	0.00%	0.00%	0.90%	74.26%	10.807	6.6258	69,854.84	7.24%	28.17%
11.001 to 11.500	0.01%	0.17%	0.05%	0.03%	0.00%	0.00%	0.00%	0.00%	0.27%	66.75%	11.274	6.6052	74,823.38	33.29%	6.12%
11.501 to 12.000	0.04%	0.07%	0.05%	0.00%	0.00%	0.00%	0.00%	0.00%	0.16%	67.21%	11.829	6.7386	59,150.57	0.00%	45.26%
12.001 to 12.500	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	54.98%	12.200	—	56,084.64	100.00%	0.00%
12.501 to 13.000	0.00%	0.01%	0.00%	0.01%	0.01%	0.00%	0.00%	0.00%	0.03%	41.00%	12.906	—	30,000.00	0.00%	0.00%

Total:	3.28%	14.82%	21.01%	23.63%	21.00%	12.80%	3.39%	0.07%	100.00%	77.64%	7.2367	5.4676	109,391.52	14.68%	20.55%

Mortg Rates & LTV

Mortg Rates	LTV 0-10	LTV 11-20	21-30	31-40	41-50	51-60	61-70	71-80	81-90	91-100	total	avg FICO	Gross Margin	Avg Prin Bal	No Income Disclosure	Stated Doc
(50 bps increment)
4.501 to 5.000	0.00%	0.00%	0.06%	0.00%	0.02%	0.98%	1.76%	4.31%	2.72%	0.29%	10.14%	625.38	5.876	296,596.80	16.22%	1.20%
5.001 to 5.500	0.00%	0.16%	0.08%	0.09%	0.55%	0.85%	1.50%	5.37%	2.23%	0.39%	11.23%	669.25	5.239	256,870.15	15.26%	2.66%
5.501 to 6.000	0.00%	0.02%	0.10%	0.08%	0.45%	0.24%	0.98%	3.03%	0.28%	0.06%	5.24%	688.62	3.560	206,974.76	20.94%	4.31%
6.001 to 6.500	0.00%	0.04%	0.07%	0.12%	0.35%	0.25%	0.43%	4.97%	0.26%	0.00%	6.49%	665.08	3.811	155,484.89	27.08%	10.26%
6.501 to 7.000	0.00%	0.03%	0.09%	0.14%	0.18%	0.87%	1.50%	4.90%	1.74%	0.38%	9.83%	651.56	4.494	124,049.03	22.49%	21.86%
7.001 to 7.500	0.01%	0.04%	0.12%	0.08%	0.08%	0.65%	1.09%	5.51%	3.00%	0.52%	11.10%	640.33	5.107	114,423.42	15.58%	16.05%
7.501 to 8.000	0.00%	0.04%	0.09%	0.18%	0.18%	0.28%	1.42%	5.84%	5.46%	0.81%	14.30%	609.14	5.737	91,941.28	14.82%	21.98%
8.001 to 8.500	0.00%	0.00%	0.05%	0.02%	0.09%	0.51%	0.89%	3.84%	4.41%	0.94%	10.75%	588.56	6.165	77,685.22	8.86%	34.38%
8.501 to 9.000	0.00%	0.00%	0.04%	0.05%	0.27%	0.13%	0.73%	2.46%	4.94%	0.67%	9.28%	578.61	6.197	72,956.32	5.85%	36.93%
9.001 to 9.500	0.00%	0.00%	0.00%	0.11%	0.03%	0.04%	0.45%	1.63%	2.64%	0.66%	5.56%	577.08	6.297	66,649.04	3.90%	48.46%
9.501 to 10.000	0.00%	0.03%	0.02%	0.03%	0.04%	0.05%	0.50%	0.98%	1.90%	0.22%	3.78%	564.68	6.373	69,635.10	10.62%	45.30%
10.001 to 10.500	0.01%	0.00%	0.00%	0.00%	0.02%	0.17%	0.15%	0.22%	0.36%	0.02%	0.94%	547.86	6.589	68,107.92	13.17%	31.86%
10.501 to 11.000	0.00%	0.00%	0.02%	0.00%	0.02%	0.08%	0.16%	0.40%	0.20%	0.02%	0.90%	542.94	6.626	69,854.84	7.24%	28.17%
11.001 to 11.500	0.00%	0.02%	0.01%	0.00%	0.00%	0.00%	0.19%	0.00%	0.03%	0.02%	0.27%	533.53	6.605	74,823.38	33.29%	6.12%
11.501 to 12.000	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.14%	0.02%	0.00%	0.00%	0.16%	521.34	6.739	59,150.57	0.00%	45.26%
12.001 to 12.500	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%	0.02%	561.00	—	56,084.64	100.00%	0.00%
12.501 to 13.000	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.03%	602.17	—	30,000.00	0.00%	0.00%

Total:	0.02%	0.39%	0.73%	0.92%	2.27%	5.12%	11.89%	43.49%	30.18%	4.06%	100.00%	622.93	5.468	109,391.52	14.68%	20.55%